PINE GROVE ALTERNATIVE INSTITUTIONAL FUND

Supplement dated November 3, 2016 to the
Statement of Additional Information ("SAI") dated August 1, 2016, as Supplemented September 29, 2016

Effective October 27, 2016, the Board of Trustees approved the election of Lee M. Binks as the Chief Compliance Officer of the Pine Grove Alternative Institutional Fund (the "Trust") in place of Nadine Le Gall, who resigned as the Chief Compliance Officer; and the election of Gino Malaspina as Vice President and Secretary of the Trust in place of Adam R. Waldstein, who resigned as Vice President and Secretary.

Accordingly, the table on Page 19 of the SAI entitled "Executive Officers" is hereby deleted in its entirety and replaced with the following:

Name, Age and Address of Executive Officer (1)	Position(s) Held with Registrant	Length of Time Served (2)	Principal Occupation(s) During Past 5 Years
Linzie Steinbach Born: 1980	Treasurer and Chief Financial Officer	Since 2015	Fund Controller at FRM USA since April 2015; Senior Vice President and Fund Controller at Bank of America from 2007 through March 2015.

Gino Malaspina Born: 1968	Vice President and Secretary	Since 2016
Senior Counsel, Atlantic since 2014; Senior Counsel and Managing Director, Cipperman & Company/Cipperman Compliance Services LLC, 2010-2014; and Associate, Stradley Ronon Stevens & Young, LLP, 2009-2010.

Lee M. Binks Born: 1973	Chief Compliance Officer	Since 2016	Head of FRM Compliance, Deputy CCO Man Investments USA since 2014; Director of Compliance, Barclays Capital, 2008-2014.
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(1) The address of each Officer is c/o Atlantic Fund Services, Three Canal Plaza, Portland, ME 04101.

(2) Each Officer serves an indefinite term, until his or her successor is elected.

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For more information, please contact a Fund customer service representative toll free at 855-699-3103.

PLEASE RETAIN FOR FUTURE REFERENCE